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DOCUMENT 10.6
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                  AMENDED ESCROW INSTRUCTIONS



                         April 11, 1996


Colorado National Bank
950 17th Street, Suite 2410
Denver, Colorado  80202

Attention:  Corporate Trust Services

               Re:  Second Amended and Restated Closing Escrow
               Instructions -- Willard Owens Transaction

Ladies and Gentlemen:

           This letter contains instructions to Colorado National Bank (the "Escrow Agent") with respect to the closing of certain transactions described in the Option and Purchase Agreement by and between OAR, Incorporated and INCO Securities Corporation (the "OAR Agreement"); the Option and Purchase Agreement by and between Colorado Water Consultants, Incorporated and INCO Securities Corporation (the "CWC Agreement") each dated November 8, 1990, and amended August 12, 1991, August 12, 1992, and the date hereof. Subject to Paragraph D, this letter completely amends and restates the Amended and Restated Closing Escrow Instructions -- Willard Owens Transaction dated August 12, 1992 (the "1992 Instructions"), but specifically does not amend or restate the Escrow Agreement dated August 12, 1991, by and between the Escrow Agent, OAR, Incorporated ("OAR"), Willard G. Owens ("Owens"), Colorado Water Consultants, Incorporated ("CWC"), INCO Securities Corporation ("INCO") and the other parties listed in the signature page thereof (the "Escrow Agreement"). The transaction originally consisted of the sale and conveyance of $8,041,371 of Rangeview Metropolitan District Water Revenue Bonds, Series 1988 M (the "Rangeview Bonds"); $5,000,000 Lowry Range Metropolitan Water District Revenue Notes, Series 1987 A-L (the "Lowry Notes"); and $2,142,858 of Rangeview Metropolitan District Water Revenue Notes, Series 1988 A-L (the "Rangeview Notes") by OAR, CWC, Carlton Allderdice ("Allderdice") and H.F. Riebesell, Jr. ("Riebesell") to INCO.

           The State of Colorado, acting by and through the State Board of Land Commissioners (the "State"), is the assignee of all rights of Allderdice and CWC, now known as Colorado Financial Consultants, Inc., in the Rangeview Bonds, Lowry Notes and Rangeview Notes. A copy of such assignment is attached hereto as
Schedule 1.

           Pure Cycle Corporation ("Pure Cycle") is the assignee of all rights and obligations of INCO pursuant to the OAR Agreement, the CWC Agreement and the Escrow Agreement. A copy of such assignment is attached hereto as Schedule 2. In addition, Pure Cycle has agreed to assume the obligation of OAR, the State (formerly CWC and Allderdice) and Owens set forth in paragraph 7 of the Escrow Agreement to pay one-half of the Escrow Agent's Fees and Expenses (as those terms are defined in the Escrow Agreement). A copy of such assumption is attached hereto as
Schedule 3.

           Pursuant to paragraph 8 of the Escrow Agreement, the State, Pure Cycle and Riebesell hereby notify the Escrow Agent that their new addresses for notice are as set forth on
Schedule 4 attached hereto.

           If any date referenced herein as a deadline for the delivery of any documents required to be delivered hereunder is a Saturday, Sunday or federal legal holiday, such deadline shall be extended until the end of the next day which is not a Saturday, Sunday or federal legal holiday.

           It is specifically acknowledged by all of the parties hereto that the Escrow Agent is not a party to and shall not be bound by any agreements between any or all of the parties hereto except the Escrow Agreement and this Second Amended and Restated Closing Escrow Instructions -- Willard Owens Transaction.

      84.       SALE AND CONVEYANCE OF FINAL CLOSING BONDS

          (1) Parties to Sale and Conveyance of Final Closing Bonds. The parties involved in the sale and conveyance of the Rangeview
Bonds, the Lowry Notes and the Rangeview Notes (collectively, the
"Bonds")  are  OAR, the State and Riebesell (collectively,  "Bond
Sellers"); Pure Cycle; Escrow Agent; the Attorney General of  the
State  of  Colorado  ("State's Attorney"); and  Davis,  Graham  &
Stubbs LLP ("Pure Cycle's Attorney").

          (2) Documents. The following fully executed original documents (the "Documents") have been delivered to Escrow Agent.

               1.        Rangeview Bonds

       a.                       Certificate or certificates, issued in
            the name of OAR, representing Rangeview Bonds in the face amount of $5,628,960.

       b.                       Certificate or certificates, issued in
              the name of Riebesell, representing Rangeview Bonds in the face amount of $1,206,205.

       c.   Certificate or certificates, issued in the name of Carlton
            E. Allderdice ("Allderdice"), representing Rangeview Bonds in the face amount of $1,206,206.

       d. Assignment or assignments signed by OAR, with a signature guaranty assigning Rangeview Bonds in the face amount of $5,628,960 in blank ("Rangeview Bond OAR Assignments").

       e. Assignment or assignments signed by Riebesell with a signature guaranty assigning Rangeview Bonds in the face amount of $1,206,205 in blank ("Rangeview Bonds Riebesell Assignments").

       f. Assignment or assignments signed by Allderdice with a signature guaranty assigning Rangeview Bonds in the face amount of $1,206,206 in blank (the "Rangeview Bonds Allderdice Assignments").

       2.        Lowry Notes

       a.                       Certificate or certificates, issued in
            the name of OAR, representing Lowry Notes in the face amount of $5,000,000.

       b. Assignment or Assignments signed by OAR with a signature guaranty assigning Lowry Notes in the face amount of $5,000,000 in blank ("Lowry Assignments").

       3.                  Rangeview Notes

       a. Certificate or certificates, issued in the name of Colorado Water Consultants, Incorporated ("CWC"), representing Rangeview Notes in the face amount of $942,858.

       b. Assignment or Assignments signed by CWC with a signature guaranty assigning Rangeview Notes in the face amount of $942,858 in blank ("Rangeview Notes CWC Assignment or Assignments").

       c.                       Certificate or certificates, issued in
            the name of Allderdice, representing Rangeview Notes in the face amount of $600,000.

       d. Assignment or assignments signed by Allderdice with a signature guaranty assigning Rangeview Notes in the face amount of $600,000 in blank ("Rangeview Notes Allderdice Assignments").

       e.                       Certificate or certificates, issued in
            the name of Riebesell, representing Rangeview Notes in the face amount of $600,000.

       f. Assignment or assignments signed by Riebesell with a signature guaranty assigning Rangeview Notes in the face amount of $600,000 in blank ("Rangeview Notes Riebesell Assignments").

      4.                  Letter from Jensen Byrne Parsons Ruh & Tilton
            P.C. identifying any and all encumbrances on the Bonds or stating that no encumbrances exist ("Bond Encumbrance Letter").

       (3)       Closing Instructions.    Escrow Agent is authorized,
directed and agrees to take the following actions:

          Upon  (i)  notification  to  Escrow  Agent  by  fax  or
          original  writing,  in  the  form  attached  hereto  as
          Schedule  5,  from  State's Attorney and  Pure  Cycle's
          Attorney to proceed with the Closing Instructions in accordance with this Section C and (ii) receipt of a release from Guaranty Bank and Trust Company releasing the encumbrance identified in the Bond Encumbrance Letter, Escrow Agent shall deliver the certificates representing the Rangeview Bonds, the Lowry Notes and the Rangeview Notes, together with the Rangeview Bonds OAR Assignments, the Rangeview Bonds Riebesell Assignments, the Rangeview Bonds Allderdice Assignments, the Lowry Assignments, the Rangeview Notes CWC Assignments, the Rangeview Notes Riebesell Assignments and the Rangeview Notes Allderdice Assignments, to the Rangeview Metropolitan District at the following address:

               141 Union Boulevard, Suite 150
               Lakewood, Colorado  80228

          (4) Termination. The parties to the original transaction are parties in a lawsuit pending in the District Court for the
City  and  County  of  Denver, State  of  Colorado,  styled  Apex
Investment Fund II, L.P. et al. v. Colorado State Board  of  Land
Commissioners,  et  al., Case No. 94-CV-5405,  Courtroom  I  (the
"Litigation").   The  parties to the Litigation  have  reached  a
settlement  agreement  (the  "Settlement  Agreement")  which   is
subject to certain conditions.  If those conditions do not occur,
the   Settlement   Agreement  will  be  terminated,   and   these
instructions  will not be required.  Therefore,  if,  (a)  Escrow
Agent receives notification by fax or original writing from State's Attorney and Pure Cycle's Attorney that the Settlement
Agreement has been terminated or (b) on or before 5:00 p.m. on August 12, 1996, notifications from the State's Attorney and Pure
Cycle's  Attorney and the release from Guaranty  Bank  and  Trust
Company have not been received by Escrow Agent in accordance with Section C Closing Instructions, whichever is earlier, these instructions shall be null and void ab initio and shall have no force and effect. Escrow Agent shall thereafter continue to hold the Documents in accordance with the 1992 Instructions.

          Please indicate your acceptance of and agreement to the terms and provisions of these Second Amended and Restated Closing
Escrow Instructions by signing nine copies hereof and returning the same to the undersigned.

                                Sincerely,

                                OAR, Incorporated


                                By:
                                        Willard G. Owens,
                                   President


                                Pure Cycle Corporation


                                By:
                                        Thomas P. Clark,
                                   President

Approved as to Form:
                                State of Colorado State Board of
                                Land Commissioners

___________________________
Gale A. Norton
Attorney General of the         President
State of Colorado

                                Engineer



                                Register



                                H.F. Riebesell, Jr.



ACCEPTED AND AGREED to this ______ day of April, 1996.

COLORADO NATIONAL BANK
as Escrow Agent



By:_______________________________
Title:____________________________

SCHEDULE 1 TO DOCUMENT 10.6
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                          ASSIGNMENT


           For good and valuable consideration, the receipt of which is hereby acknowledged, the undersigned do hereby assign to The Colorado State Board of Land Commissioners (or its designee), hereinafter the "Assignee," all of the undersigneds' right, title and interest in and to any and all Rangeview Metropolitan District Water Revenue Bonds and Notes, and also any other direct or indirect interest that they or either of them presently may have in the exploration, developing or leasing of the ground water resources which are the subject of that certain civil action filed in the District Court, City and County of Denver, State of Colorado, bearing Case No. 94-CV-5405. The foregoing shall include, without limitation:

          85. Certificate or Certificates, issued in the name of Carlton Allderdice, representing Rangeview Bonds in the face amount of $1,206,206.00 (including, without limitation, the Bond identified as Series 1988M);

          86. Certificate or Certificates, issued in the name of Carlton Allderdice, representing Rangeview Notes in the face amount of $600,000.00 (including, without limitation, the Note identified as Series 1988L);

          87. Certificate or Certificates, issued in the name of Colorado Water Consultants, Inc. (now named Colorado Financial Consultants, Inc.), representing Rangeview Notes in the face amount of $942,858.00 (including, without limitation, the notes identified as Series 1988A-K, inclusive).

          The foregoing assignment is subject to (1) that certain Option Purchase Agreement entered into as of November 8, 1990, and amended as of February 12, 1991, and as of August 12, 1992, that certain Escrow Agreement dated August 12, 1991, those certain Escrow Closing Instructions, amended and restated as of August 12, 1992 and certain related and closing documents,
(2) the lien of the Guaranty Bank and Trust Company which is the subject of that certain "Bond Encumbrance Letter" from Jensen Byrne Parsons Ruh & Tilton, P.C. to INCO Securities Corporation dated August 12, 1991, and also (3) the $27,000 assignment described in that certain letter agreement dated August 12, 1992 between INCO Securities Corporation, OAR Incorporated, and Colorado Water Consultants, Incorporated.

           The Assignee specifically does not assume or agree to perform any of the obligations of the undersigned with respect to any of the documents or agreements referred to herein.

          Dated:  April 28, 1995.


          COLORADO FINANCIAL CONSULTANTS, INC.


          By:   /s/ Carlton E. Allderdice, President
               Carlton E. Allderdice, President



                /s/ Carlton E. Allderdice
               Carlton E. Allderdice

SCHEDULE 2 TO DOCUMENT 10.6
===========================

                           ASSUMPTION


           Pure Cycle Corporation, a Delaware Corporation, hereby assumes all obligations of any party to that certain Escrow Agreement, by and among OAR, Incorporated, Willard G. Owens in his individual and representative capacities, Colorado Water Consultants, Incorporated, INCO Securities Corporation, Richard
F. Meyers, in his individual and representative capacities, Carlton Allderdice, H. F. Riesbesell, and Colorado National Bank of Denver as Escrow Agent, dated as of August 12, 1991 ("Agreement"), to pay all fees and expenses of the Escrow Agent under the Agreement which have not been paid as of the date of this Assumption and which hereafter accrue and become due and payable.

          Executed and delivered this ___ day of April, 1996.


                                   PURE CYCLE CORPORATION



                                   By:
                                      Thomas P. Clark, President


SCHEDULE 3 TO DOCUMENT 10.6
===========================

                           ASSUMPTION

           Pure Cycle Corporation, a Delaware Corporation, hereby assumes all obligations of any party to that certain Escrow Agreement, by and among OAR, Incorporated, Willard G. Owens in his individual and representative capacities, Colorado Water Consultants, Incorporated, INCO Securities Corporation, Richard
F. Meyers, in his individual and representative capacities, Carlton Allderdice, H. F. Riesbesell, and Colorado National Bank of Denver as Escrow Agent, dated as of August 12, 1991 ("Agreement"), to pay all fees and expenses of the Escrow Agent under the Agreement which have not been paid as of the date of this Assumption and which hereafter accrue and become due and payable.

          Executed and delivered this ___ day of April, 1996.


                                   PURE CYCLE CORPORATION



                                   By:
                                     Thomas P. Clark, President

                           ASSIGNMENT


           The  undersigned  irrevocably assigns  to  Pure  Cycle
Corporation, a Delaware corporation, this 11th day of April, 1996, all of the undersigned's right, title and interest in the following:

          (1) Escrow Agreement, by and among OAR, Incorporated, Willard G. Owens in his individual and representative capacities,
Colorado   Water   Consultants,  Incorporated,  INCO   Securities
Corporation,   Richard   F.  Meyers   in   his   individual   and
representative capacities, Carlton Allderdice, H. F. Riebesell, and Colorado National Bank of Denver as Escrow Agent, dated as of August 12, 1991, and those certain Escrow Closing Instructions, amended and restated as of August 12, 1992;

          (2)       Option and Purchase Agreement by and among OAR,
Incorporated,   a  Colorado  corporation,  and  INCO   Securities
Corporation, a Delaware corporation, as amended by Amendment  No.
1 on February 12, 1991 and Amendment No. 2 on August 12, 1992 (the "OAR Option Agreement");

          (3) Option and Purchase Agreement, by and between Colorado Water Consultants, Incorporated, a Colorado corporation, and INCO
Securities Corporation, a Delaware corporation, dated as of November 8, 1990, as amended by Amendment No. 1 on February 12,
1991  and  Amendment No. 2 on August 12, 1992  (the  "CWC  Option
Agreement");

          (4) Option Agreement for Sale and Operation of Production Right, by and between Rangeview Metropolitan District, a quasi-municipal corporation and political subdivision of the State of Colorado, and INCO Securities Corporation, dated as of November
14, 1990, as amended by Amendment No. 1 on February 12, 1991;

          (5) All of the undersigned's rights to receive all accrued but unpaid interest owed by the Rangeview Metropolitan District, Arapahoe County, Colorado, associated with the Lowry Range
Metropolitan District Water Revenue Notes, Series 1987 A-D, dated
August 7, 1987, to the extent of $63,000;

          (6) All of the undersigned's rights to receive all accrued but unpaid interest owed by the Rangeview Metropolitan District,
Arapahoe   County,  Colorado,  associated  with   the   Rangeview
Metropolitan District Water Revenue Notes, Series 1988 A-D, dated
December 7, 1988, to the extent of $27,000;

          (7) Right of First Refusal Agreement by and among INCO Securities Corporation and Richard F. Meyers, Mark W. Harding,
Thomas  P. Clark, Thomas Lamm and Rowena Rogers dated August  12,
1992; and

          (8) The assignment to Pure Cycle Corporation hereunder includes the right of Pure Cycle Corporation to exercise the options granted under the OAR Option Agreement and the CWC Option Agreement and INCO Securities Corporation waives performance of
the   provisions   of   Section  5.04   of   the   Water   Rights
Commercialization Agreement dated as of December 11, 1990, amended February 12, 1991, and further amended August 12, 1992.

           IN WITNESS WHEREOF, this Assignment has been executed as of the date first set forth above.


                                INCO SECURITIES CORPORATION



                                By:
                                   Title:

SCHEDULE 4 TO DOCUMENT 10.6
===========================

                           SCHEDULE 4


Notices:

          88.       If to State:

                  Board of Land Commissioners
               Attn:  Register
               620 Centennial Building
               1313 Sherman Street
               Denver, Colorado  80203
               Telecopy:  (303) ___-____

               With a copy to:

               Office of Attorney General
               Attn:  State Land Board Attorney
               1525 Sherman Street, Fifth Floor
               Denver, Colorado  80203
               Attn:  David F. Steinhoff
               Telecopy:  (303) 866-3558

          89.            If to Pure Cycle:

               Pure Cycle Corporation
               5650 York Street
               Commerce City, Colorado  80022
               Attn:  Mark W. Harding
               Telecopy:  (303) 292-3475

          90.       If to Riebesell:

               H.F. Riebesell, Jr., Esq.
               Hall & Evans, L.L.C.
               1200 Seventeenth Street, Suite 1700
               Denver, Colorado  80202
               Telecopy:  (303) 628-3368